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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On January 19, 2005, the Board of Directors of Citigroup Inc. approved certain amendments to Citigroup's By-laws, effective January 19, 2005, allowing for the issuance of uncertificated shares of Citigroup's stock.

A copy of Citigroup's By-laws, amended as of January 19, 2005, is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

        Exhibit Number
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          3.1   By-laws of Citigroup Inc., amended as of January 19, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2005                 CITIGROUP INC.


                                        By:    /s/ John R. Dye
                                               ---------------------------------
                                        Name:  John R. Dye
                                        Title: Assistant Secretary
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                                EXHIBIT INDEX


Exhibit Number
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     3.1     By-laws of Citigroup Inc., amended as of January 19, 2005.